              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

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[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Municipal Income Opportunities Trust II
     Morgan Stanley Insured Municipal Securities
     Morgan Stanley Insured California Municipal Securities

     ------------------------------------------------
     (Name of Registrant as Specified in its Charter)

                               Debra Rubano
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
MORGAN STANLEY INSURED MUNICIPAL SECURITIES
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD JUNE 20, 2006

Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY INSURED MUNICIPAL SECURITIES and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES (individually, a "Fund" and, collectively, the "Funds"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room 5-6, 5th Floor, at 1221 Avenue of the Americas, New York, New York 10020, on June 20, 2006 at 9:30 a.m. New York City time, for the following purposes:

1.    For MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II, to elect one Trustee to serve until the year 2007 Annual Meeting, two Trustees to serve until the year 2008 Annual Meeting and four Trustees to serve until the year 2009 Annual Meeting of the Fund, or until their successors shall have been elected and qualified; and for MORGAN STANLEY INSURED MUNICIPAL SECURITIES and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES, to elect two Trustees to serve until the year 2007 Annual Meeting, one Trustee to serve until the year 2008 Annual Meeting and five Trustees to serve until the year 2009 Annual Meeting of each Fund, or in each case, until their successors shall have been elected and qualified.

2.    To transact such other business as may properly come before the Meetings or any adjournments thereof.

Shareholders of record of each Fund as of the close of business on April 26, 2006 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

MARY E. MULLIN Secretary

May 23, 2006
New York, New York

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
MORGAN STANLEY INSURED MUNICIPAL SECURITIES
MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
1221 Avenue of the Americas, New York, New York 10020

JOINT PROXY STATEMENT

Annual Meetings of Shareholders
June 20, 2006

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II ("OIB"), MORGAN STANLEY INSURED MUNICIPAL SECURITIES ("IMS") and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES ("ICS") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on June 20, 2006 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about May 24, 2006.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Fund ("Shareholders") will be voted for each of the nominees for election as Trustee to be elected by Shareholders of that Fund, with respect to that Fund set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

Shareholders of record of each Fund as of the close of business on April 26, 2006, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date, there were 16,273,291 shares of beneficial interest of OIB, 6,823,291 shares of beneficial interest of IMS and 3,535,375 shares of beneficial interest of ICS outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Adviser"), Morgan Stanley Trust ("Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services" or the "Administrator") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Computershare, expenses would be approximately $1.00 per outbound telephone contact.With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, which would be borne by each respective Fund.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because Shareholders may own shares of more than one Fund, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and proxy cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such Shareholder is a beneficial owner. If the proposed election of Trustees is approved by Shareholders of one Fund and disapproved by Shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by touchtone telephone or Internet as indicated in each Fund's proxy card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS (toll-free).

(1) ELECTION OF TRUSTEES FOR EACH FUND

The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Fund's Declaration of Trust, at thirteen. There are presently nine Trustees for each Fund and four new Trustee nominees for each Fund standing for election at the Meetings. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees to serve for the following terms, in accordance with each Fund's Declaration of Trust, as set forth below:

OIB —	IMS, ICS —
Until the year 2007 Annual Meeting	Until the year 2007 Annual Meeting
Kathleen A. Dennis	Michael F. Klein W. Allen Reed
Until the year 2008 Annual Meeting	Until the 2008 Annual Meeting
Michael F. Klein	Frank L. Bowman
W. Allen Reed
Until the year 2009 Annual Meeting	Until the year 2009 Annual Meeting
Frank L. Bowman Michael Bozic Charles A. Fiumefreddo James F. Higgins	Kathleen A. Dennis Wayne E. Hedien Manuel H. Johnson Joseph J. Kearns Fergus Reid

Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and James F. Higgins, are "Interested Trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The four new Trustee nominees will be considered Independent Trustees upon their election to the Board of each Fund. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have previously been elected by the Shareholders of the Funds.

The nominees of the Board for election as Trustee of each Fund are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for OIB — Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Charles A. Fiumefreddo, James F. Higgins, Michael F. Klein and W. Allen Reed; for IMS and ICS — Frank L. Bowman, Kathleen A. Dennis, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Fund may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

Pursuant to the provisions of the Declaration of Trust of each Fund, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

The Board of each Fund previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I—Messrs. Bowman, Bozic, Fiumefreddo and Higgins; Class II—Ms. Dennis and Messrs. Hedien, Johnson, Kearns and Reid; and Class III—Messrs. Garn, Klein, Nugent and Reed. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the four Trustees in Class I, one Trustee in Class II and two Trustees in Class III for OIB and, one Trustee in Class I, the five Trustees in Class II and two Trustees in Class III for IMS and ICS are standing for election and will, if elected, serve until the Annual Meetings for each Fund as set forth above, or, in each case, until their successors shall have been elected and qualified.

The Board of each Fund currently consists of nine trustees. These same individuals also serve as trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). The table below sets forth the following information as of December 31, 2005, regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Funds, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees

Name, Age and Address of Independent Trustee	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S.Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, (August 1997 to December 1999).	187	Director of certain investment funds managed or sponsored by Aetus Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	187	None.

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Funds, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustees

Name, Age and Address of Management Trustee	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios In Fund Complex Overseen By Management Trustee	Other Directorships Held by Trustee
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Officers of the Funds

Name, Age and Address of Executive Officer	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with the Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

Name of Trustee	Dollar Range of Equity Securities in each Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2005)
Independent:
Frank L. Bowman	None	None
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	None
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over 100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	None
Fergus Reid(1)	None	over $100,000
Interested:
Charles A. Fiumefreddo	None	over $100,000
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, Messrs. Kearns and Reid had deferred a total of $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

The Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors Inc. or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public acounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of each of the Funds is Dr. Manuel H. Johnson. The current Deputy Chairman of the Audit Committee of each of the Funds is Joseph J. Kearns. The Board of Trustees for each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee Charter is attached to this Joint Proxy Statement as Appendix A.

The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Board of Trustees for each Fund has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee's responsibilities. A copy of the Governance Committee Charter is attached to this Joint Proxy Statement as Appendix B.

The Funds do not have a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) for all Funds participates in the election and nomination of candidates for election as Independent Trustees for the respective Funds for which the Independent Trustee serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under "Shareholder Communications."

Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. The current Chairman of the Insurance Committee is Mr. Michael E. Nugent.

The following chart sets forth the number of meetings of the Board, the Independent Trustees, the Audit Committee, the Insurance Committee and the Governance Committee of each Fund during its most recent fiscal year. For the 2005 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

Number of Board and Committee Meetings Held During Last Fiscal Year

Name of Fund	Fiscal Year-End	Board of Trustees Meetings	Independent Trustees Meetings	Audit Committee Meetings	Insurance Committee Meetings	Governance Committee Meetings
OIB	02/28/06	16	4	8	4	2
IMS	10/31/05	13	3	7	6	2
ICS	10/31/05	13	3	7	6	2

For annual shareholder meetings, Trustees may but are not required to attend the meetings; and for each Fund's last annual shareholder meeting, no Trustees attended the meeting.

Advantages of Having Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to each Fund's Board of Trustees. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by a Fund not directly addressed and sent to the Fund's Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Share Ownership by Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the respective Fund's officers and Trustees as a group was less than one percent of each Fund's outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that each Fund's executive officers and Trustees, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on each Fund's review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

Compensation of Independent Trustees

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Boards of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Boards of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each Fund's Trustees from each Fund for the fiscal year ended February 28, 2006 (OIB) and October 31, 2005 (IMS and ICS) and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

Compensation

	Total Compensation from			Number of Portfolios in the Fund Complex from which the Trustee Received Compensation(5)	Total Compensation From the Fund Complex(5)
Name of Independent Trustee	OIB	IMS	ICS
Michael Bozic(1)(3)	$174	$126	$64	170	$180,000
Edwin J. Garn(1)(3)	174	126	64	170	178,000
Wayne E. Hedien(1)(2)	174	126	64	170	180,000
Dr. Manuel H. Johnson(1)	233	169	86	170	240,000
Joseph J. Kearns(1)(4)	212	155	79	171	217,000
Michael E. Nugent(1)(2)	204	147	75	170	210,000
Fergus Reid(1)(3)	204	147	75	171	215,000
Name of Interested Trustee
Charles A. Fiumefreddo(2)	358	263	134	170	360,000
James F. Higgins	0	0	0	170	0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including OIB and IMS, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Funds' Independent Trustees, by OIB and IMS for their last fiscal year and the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees, from OIB and IMS for their last fiscal year and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

	Retirement Benefits Accrued as Fund Expenses
Name of Independent Trustee	By OIB		By IMS		By All Adopting Funds
Michael Bozic	$422		$498		$19,439
Edwin J. Garn	(266)	*	(25)	*	(10,738)	*
Wayne E. Hedien	712		815		37,860
Dr. Manuel H. Johnson	410		477		19,701
Michael E. Nugent	739		1,001		35,471

	Estimated Annual Benefits Upon Retirement(1)
Name of Independent Trustee	From OIB	From IMS	From All Adopting Funds
Michael Bozic	$997	$997	$46,871
Edwin J. Garn	984	990	46,917
Wayne E. Hedien	849	843	40,020
Dr. Manuel H. Johnson	1,451	1,451	68,630
Michael E. Nugent	1,299	1,299	61,377

*	Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

The Board of Trustees of each Fund unanimously recommends that Shareholders vote FOR the election of each of the Trustees nominated for election.

The Investment Adviser

Morgan Stanley Investment Advisors Inc. currently serves as each Fund's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses—securities, asset management and credit services.

The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison, Managing Director, Chief Administrative Officer and Director, and Barry Fink, Managing Director, Secretary and Director. Mr. Thomas is currently a Managing Director of Morgan Stanley. The principal occupations of Messrs. Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

Morgan Stanley Services, a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Fund pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

Audit Committee Report

At a meeting held on February 6, 2006 (OIB) and a meeting held on October 27, 2005 (IMS and ICS), the Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of the Fund, as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ended February 28, 2007 (OIB) and October 31, 2006 (IMS and ICS).

The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under the Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

The Audit Committee Dr. Manuel H. Johnson (Chairman) Joseph J. Kearns (Deputy Chairman) Michael Bozic Edwin J. Garn Wayne E. Hedien Michael E. Nugent Fergus Reid

Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available to respond to appropriate questions from shareholders.

FEES BILLED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services billed by Deloitte & Touche LLP in connection with the annual audit for their respective fiscal years ended October 31, 2004 and October 31, 2005 (February 28, 2005 and February 28, 2006 for OIB) were $30,000 and $32,000 for OIB, $29,000 and $30,000 for IMS, and $29,000 and $30,000 for ICS, respectively.

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte & Touche LLP in connection with the annual audit of OIB's financial statements for the fiscal years ended February 28, 2006 and February 28, 2005 or of IMS's or ICS's financial statements for their respective fiscal years ended October 31, 2005 and 2004 are set forth below.

	2006	2005	2004
OIB	$540	$452	$684
IMS	N/A	540	452
ICS	N/A	540	5,752

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended October 31, 2004 and 2005 (February 28, 2005 and February 28, 2006 for OIB) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2006	2005	2004
OIB	$4,000	$5,000	$4,000
IMS	N/A	5,000	4,000
ICS	N/A	5,000	4,000

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for the respective fiscal years ended October 31, 2004 and 2005 (February 28, 2005 and February 28, 2006 for OIB).

Audit Committee Pre-Approval

Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Funds' fees for the fiscal year ended October 31, 2005 for IMS and ICS and for the fiscal year ended February 28, 2006 for OIB were pre-approved by each Fund's Audit Committee.

Aggregate Non-Audit Fees billed by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser for the fiscal years ended October 31, 2004 and 2005 for IMS and ICS amounted to approximately $5.6 million and $6.5 million, respectively, and for the fiscal years ended February 28, 2005 and February 28, 2006 for OIB amounted to approximately $4 million and $7.2 million, respectively. Such services for the 2004 and 2005 fiscal years for IMS and ICS included: (i) audit-related fees of approximately $5 million and $5.1 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $545,000 and $1.5 million, respectively, related to services such as tax, performance attestation, operational control reviews and the provision of educational seminars. Such services for the fiscal years ended February 28, 2005 and February 28, 2006 for OIB included: (1) audit-related fees of approximately $3.7 million and $5.2 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $80,000 and $2.0 million, respectively, related to services such as tax, performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

ADDITIONAL INFORMATION

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

SHAREHOLDER PROPOSALS

Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each Fund must be received by no later than January 22, 2007 for each Fund for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

REPORTS TO SHAREHOLDERS

Each Fund's most recent Annual Report has been sent previously to Shareholders and is available without charge upon request from Nina Wessel at Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

INTEREST OF CERTAIN PERSONS

Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

OTHER BUSINESS

The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees MARY E. MULLIN Secretary

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY FUNDS

The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1.	Structure and Membership Requirements:

1.01	The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

1.02	Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

1.03	Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

1.04	At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2.	Meetings:

2.01	The Audit Committee shall meet at least twice each calendar year.

3.	Duties and Powers:

3.01	Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

3.02	The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

3.03	The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

3.04	The Audit Committee shall review the independence of the outside auditor, including:

(a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

(b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

A-1

(c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

3.05	The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

3.06	The Audit Committee is empowered to review the Funds' system of internal controls.

3.07	The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.	Review of Charter:

4.01	The Audit Committee shall review and assess the adequacy of this charter annually.

4.02	Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

A-2

APPENDIX B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A1. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETING OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

[1]	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

Exhibit A

Fund List

MORGAN STANLEY
RETAIL AND INSTITUTIONAL FUNDS
at
May 1, 2006

RETAIL FUNDS

Open-End Retail Funds

Taxable Money Market Funds

1.      Active Assets Government Securities Trust
2.      Active Assets Institutional Government Securities Trust
3.      Active Assets Institutional Money Trust
4.      Active Assets Money Trust
5.      Morgan Stanley Liquid Asset Fund Inc.
6.      Morgan Stanley U.S. Government Money Market Trust

Tax-Exempt Money Market Funds

7.      Active Assets California Tax-Free Trust
8.      Active Assets Tax-Free Trust
9.      Morgan Stanley California Tax-Free Daily Income Trust
10.    Morgan Stanley New York Municipal Money Market Trust
11.    Morgan Stanley Tax-Free Daily Income Trust

Equity Funds

12.    Morgan Stanley Aggressive Equity Fund
13.    Morgan Stanley Allocator Fund
14.    Morgan Stanley American Opportunities Fund
15.    Morgan Stanley Capital Opportunities Trust
16.    Morgan Stanley Developing Growth Securities Trust
17.    Morgan Stanley Dividend Growth Securities Inc.
18.    Morgan Stanley Equally-Weighted S&P 500 Fund
19.    Morgan Stanley European Equity Fund Inc.
20.    Morgan Stanley Financial Services Trust
21.    Morgan Stanley Fundamental Value Fund
22.    Morgan Stanley Global Advantage Fund
23.    Morgan Stanley Global Dividend Growth Securities
24.    Morgan Stanley Global Utilities Fund
25.    Morgan Stanley Growth Fund
26.    Morgan Stanley Health Sciences Trust
27.    Morgan Stanley Income Builder Fund
28.    Morgan Stanley Information Fund
29.    Morgan Stanley International Fund
30.    Morgan Stanley International SmallCap Fund
31.    Morgan Stanley International Value Equity Fund

32.    Morgan Stanley Japan Fund
33.    Morgan Stanley KLD Social Index Fund
34.    Morgan Stanley Mid-Cap Value Fund
35.    Morgan Stanley Multi-Asset Class Fund
36.    Morgan Stanley Nasdaq-100 Index Fund
37.    Morgan Stanley Natural Resource Development Securities Inc.
38.    Morgan Stanley Pacific Growth Fund Inc.
39.    Morgan Stanley Real Estate Fund
40.    Morgan Stanley Small-Mid Special Value Fund
41.    Morgan Stanley S&P 500 Index Fund
42.    Morgan Stanley Special Growth Fund
43.    Morgan Stanley Special Value Fund
44.    Morgan Stanley Total Market Index Fund
45.    Morgan Stanley Total Return Trust
46.    Morgan Stanley Utilities Fund
47.    Morgan Stanley Value Fund

Balanced Funds

48.    Morgan Stanley Balanced Growth Fund
49.    Morgan Stanley Balanced Income Fund

Asset Allocation Fund

50.    Morgan Stanley Strategist Fund

Taxable Fixed-Income Funds

51.    Morgan Stanley Convertible Securities Trust
52.    Morgan Stanley Federal Securities Trust
53.    Morgan Stanley Flexible Income Trust
54.    Morgan Stanley High Yield Securities Inc.
55.    Morgan Stanley Income Trust
56.    Morgan Stanley Limited Duration Fund
57.    Morgan Stanley Limited Duration U.S. Treasury Trust
58.    Morgan Stanley Total Return Income Securities Fund
59.    Morgan Stanley U.S. Government Securities Trust

Tax-Exempt Fixed-Income Funds

60.    Morgan Stanley California Tax-Free Income Fund
61.    Morgan Stanley Limited Term Municipal Trust
62.    Morgan Stanley New York Tax-Free Income Fund
63.    Morgan Stanley Tax-Exempt Securities Trust

Special Purpose Funds

64.    Morgan Stanley Select Dimensions Investment Series
•    American Opportunities Portfolio

•    Balanced Growth Portfolio
•    Capital Opportunities Portfolio
•    Developing Growth Portfolio

•    Dividend Growth Portfolio
•    Equally-Weighted S&P 500 Portfolio
•    Flexible Income Portfolio
•    Global Equity Portfolio
•    Growth Portfolio
•    Money Market Portfolio
•    Utilities Portfolio

65.    Morgan Stanley Variable Investment Series
•    Aggressive Equity Portfolio
•    Dividend Growth Portfolio
•    Equity Portfolio
•    European Growth Portfolio
•    Global Advantage Portfolio
•    Global Dividend Growth Portfolio
•    High Yield Portfolio
•    Income Builder Portfolio
•    Information Portfolio
•    Limited Duration Portfolio
•    Money Market Portfolio
•    Q ality Income Plus Portfolio
•    S&P 500 Index Portfolio
•    Strategist Portfolio
•    Utilities Portfolio

Closed-End Retail Funds

Taxable Fixed-Income Closed-End Funds

66.    Morgan Stanley Government Income Trust
67.    Morgan Stanley Income Securities Inc.
68.    Morgan Stanley Prime Income Trust

Tax-Exempt Fixed-Income Closed-End Funds

69.    Morgan Stanley California Insured Municipal Income Trust
70.    Morgan Stanley California Quality Municipal Securities
71.    Morgan Stanley Insured California Municipal Securities
72.    Morgan Stanley Insured Municipal Bond Trust
73.    Morgan Stanley Insured Municipal Income Trust
74.    Morgan Stanley Insured Municipal Securities
75.    Morgan Stanley Insured Municipal Trust
76.    Morgan Stanley Municipal Income Opportunities Trust
77.    Morgan Stanley Municipal Income Opportunities Trust II
78.    Morgan Stanley Municipal Income Opportunities Trust III
79.    Morgan Stanley Municipal Premium Income Trust
80.    Morgan Stanley New York Quality Municipal Securities
81.    Morgan Stanley Quality Municipal Income Trust
82.    Morgan Stanley Quality Municipal Investment Trust
83.    Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS

Open-End Institutional Funds

1.    Morgan Stanley Institutional Fund, Inc.

        Active Portfolios:

•    Active International Allocation Portfolio
•    Emerging Markets Portfolio
•    Emerging Markets Debt Portfolio
•    Equity Growth Portfolio
•    European Real Estate Portfolio
•    Focus Equity Portfolio
•    Global Franchise Portfolio
•    Global Value Equity Portfolio
•    International Equity Portfolio
•    International Magnum Portfolio
•    International Small Cap Portfolio
•    Money Market Portfolio
•    Municipal Money Market Portfolio
•    Small Company Growth Portfolio
•    U.S. Real Estate Portfolio
•    Value Equity Portfolio

        Inactive Portfolios*

•    China Growth Portfolio
•    Gold Portfolio
•    Large Cap Relative Value Portfolio
•    MicroCap Portfolio
•    Mortgage-Backed Securities Portfolio
•    Municipal Bond Portfolio
•    U.S. Equity Plus Portfolio

2.    Morgan Stanley Institutional Fund Trust

        Active Portfolios:

•    Advisory Foreign Fixed Income II Portfolio
•    Advisory Foreign Fixed Income Portfolio
•    Advisory Mortgage Portfolio
•    Balanced Portfolio
•    Core Plus Fixed Income Portfolio
•    Equity Portfolio
•    High Yield Portfolio
•    Intermediate Duration Portfolio
•    International Fixed Income Portfolio

*	Have not commenced or have ceased operations

•    Investment Grade Fixed Income Portfolio
•    Limited Duration Portfolio
•    Mid-Cap Growth Portfolio
•    Municipal Portfolio
•    U.S. Core Fixed Income Portfolio
•    U.S. Mid-Cap Value Portfolio
•    U.S. Small-Cap Value Portfolio
•    Value Portfolio

        Inactive Portfolios*:

•    Balanced Plus Portfolio
•    Growth Portfolio
•    Investment Grade Credit Advisory Portfolio
•    Mortgage Advisory Portfolio
•    New York Municipal Portfolio
•    Targeted Duration Portfolio
•    Value II Portfolio

3.    The Universal Institutional Funds, Inc.

        Active Portfolios:

•    Core Plus Fixed Income Portfolio
•    Emerging Markets Debt Portfolio
•    Emerging Markets Equity Portfolio
•    Equity and Income Portfolio
•    Equity Growth Portfolio
•    Global Franchise Portfolio
•    Global Value Equity Portfolio
•    High Yield Portfolio
•    International Magnum Portfolio
•    Mid-Cap Growth Portfolio
•    Money Market Portfolio
•    Small Company Growth Portfolio
•    Technology Portfolio
•    U.S. Mid-Cap Value Portfolio
•    U.S. Real Estate Portfolio
•    Value Portfolio

        Inactive Portfolios*:

•    Balanced Portfolio
•    Capital Preservation Portfolio
•    Core Equity Portfolio
•    International Fixed Income Portfolio
•    Investment Grade Fixed Income Portfolio
•    Latin American Portfolio
•    Multi-Asset Class Portfolio
•    Targeted Duration Portfolio

*	Have not commenced or have ceased operations

4.    Morgan Stanley Institutional Liquidity Funds

        Active Portfolios:

•    Government Portfolio
•    Money Market Portfolio
•    Prime Portfolio
•    Tax-Exempt Portfolio
•    Treasury Portfolio

        Inactive Portfolios*:

•    Government Securities Portfolio
•    Treasury Securities Portfolio

Closed-End Institutional Funds

5.     Morgan Stanley Asia-Pacific Fund, Inc.

6.     Morgan Stanley Eastern Europe Fund, Inc.

7.     Morgan Stanley Emerging Markets Debt Fund, Inc.

8.     Morgan Stanley Emerging Markets Fund, Inc.

9.     Morgan Stanley Global Opportunity Bond Fund, Inc.

10.    Morgan Stanley High Yield Fund, Inc.

11.    The Latin American Discovery Fund, Inc.

12.    The Malaysia Fund, Inc.

13.    The Thai Fund, Inc.

14.    The Turkish Investment Fund, Inc.

Closed-End Fund of Hedge Funds

15.    Morgan Stanley Institutional Fund of Hedge Funds

In Registration

Morgan Stanley Retail Funds

16.    Morgan Stanley American Franchise Fund

Funds of Hedge Funds

17.    Morgan Stanley Absolute Return Fund

18.    Morgan Stanley Institutional Fund of Hedge Funds II

*	Have not commenced or have ceased operations

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                     THE SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN
                                     YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II        PROXY
        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 26, 2006 at the Annual
Meeting of Shareholders of Morgan Stanley Municipal Income Opportunities Trust
II to be held at 1221 Avenue of the Americas, New York, New York 10020 on June
20, 2006 and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE:  1-866-241-6192
                           -----------------        -----------------
                           999 99999 999 999
                           -----------------        -----------------

                           NOTE: Please sign exactly as your name appears on
                           this proxy card. All joint owners should sign. When
                           signing as executor, administrator, attorney, trustee
                           or guardian or as custodian for a minor, please give
                           full title as such. If a corporation, please sign in
                           full corporate name and indicate the signer's office.
                           If a partner, sign in the partnership name.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                      16346_MSC_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

     PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

  1. Election of seven Trustees:

     01  Frank L. Bowman          02  Michael Bozic      03  Kathleen A. Dennis
     04  Charles A. Fiumefreddo   05  James F. Higgins   06  Michael F. Klein
     07  W. Allen Reed

        FOR       WITHHOLD      FOR ALL
        ALL         ALL          EXCEPT

        [ ]         [ ]            [ ]

     To withhold your vote for any individual nominee, mark the "For All Except"
     box and write the nominee's number on the line provided below.

     ---------------------------------------------------------------------------

                                                                     16346_MSC_F

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                     THE SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN
                                     YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY INSURED MUNICIPAL SECURITIES             PROXY
        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 26, 2006 at the Annual
Meeting of Shareholders of Morgan Stanley Insured Municipal Securities to be
held at 1221 Avenue of the Americas, New York, New York 10020 on June 20, 2006
and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE:  1-866-241-6192
                           -----------------        -----------------
                           999 99999 999 999
                           -----------------        -----------------

                           NOTE: Please sign exactly as your name appears on
                           this proxy card. All joint owners should sign. When
                           signing as executor, administrator, attorney, trustee
                           or guardian or as custodian for a minor, please give
                           full title as such. If a corporation, please sign in
                           full corporate name and indicate the signer's office.
                           If a partner, sign in the partnership name.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                      16346_MSC_D

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                     THE SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN
                                     YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY         MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES       PROXY
        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 26, 2006 at the Annual
Meeting of Shareholders of Morgan Stanley Insured California Municipal
Securities to be held at 1221 Avenue of the Americas, New York, New York 10020
on June 20, 2006 and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE:  1-866-241-6192
                           -----------------        -----------------
                           999 99999 999 999
                           -----------------        -----------------

                           NOTE: Please sign exactly as your name appears on
                           this proxy card. All joint owners should sign. When
                           signing as executor, administrator, attorney, trustee
                           or guardian or as custodian for a minor, please give
                           full title as such. If a corporation, please sign in
                           full corporate name and indicate the signer's office.
                           If a partner, sign in the partnership name.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                      16346_MSC_E

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

     PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. Election of eight Trustees:

   01  Frank L. Bowman       02  Kathleen A. Dennis       03  Wayne E. Hedien
   04  Manuel H. Johnson     05  Joseph J. Kearns         06  Michael F. Klein
   07  W. Allen Reed         08  Fergus Reid

   To withhold your vote for any individual nominee, mark the "For All Except"
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        [ ]         [ ]            [ ]

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                                                                   16346_MSC_D-E

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